Exhibit 10.1

INCREASE SUPPLEMENT

HASBRO, INC.

INCREASE SUPPLEMENT, dated as of August 24, 2017, to the Second Amended and Restated Revolving Credit Agreement, dated as of March 30, 2015 (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Hasbro, Inc., a Rhode Island corporation (the “Company”), Hasbro SA, a corporation organized under the laws of Switzerland and wholly owned subsidiary of the Company (the “Designated Borrower”, together with the Company, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

1.         Pursuant to Section 2.16 of the Credit Agreement, the Company hereby proposes to increase (the “Increase”) the Aggregate Commitments from $700,000,000 to $1,000,000,000.

2.         Each of the following Lenders (each, an “Increasing Lender”) has been invited by the Company, and has agreed, subject to the terms hereof, to increase its Commitment as follows:

Name of Lender	Commitment (after giving effect hereto)

Bank of America, N.A.	$ 143,000,000
Citibank, N.A.	$ 143,000,000
Citizens Bank, N.A.	$ 143,000,000
SunTrust Bank	$ 143,000,000
The Bank of Nova Scotia	$ 92,750,000
The Bank of Tokyo-Mitsubishi UFJ, LTD.	$ 92,750,000
Sumitomo Mitsui Banking Corporation	$ 48,500,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$ 48,500,000
The Bank of New York Mellon	$ 48,500,000
Australia and New Zealand Banking Group Limited	$ 48,500,000
The Huntington National Bank	$ 48,500,000
Total	$1,000,000,000

3.         Pursuant to Section 2.16 of the Credit Agreement, by execution and delivery of this Increase Supplement, together with the satisfaction of all of the requirements set forth in Section 2.16 (the date of such satisfaction being the Increase Effective Date), each of the Increasing Lenders shall have, on and as of the Increase Effective Date, a Commitment equal to the amount set forth above next to its name.  On and as of the Increase Effective Date, the Commitments and Applicable Percentages set forth on Schedule 2.01 of the Credit Agreement shall be updated and replaced with the Commitments and Applicable Percentages set forth on Schedule 2.01 attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this INCREASE SUPPLEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

HASBRO, INC.

By:/s/ Deborah Thomas__________________

Name: Deborah Thomas

Title: Chief Financial Officer

HASBRO, SA

By:/s/ Nigel Hutton______________________

Name: Nigel Hutton

Title: Director

BANK OF AMERICA, N.A., as Administrative Agent

By:/s/ Maurice E. Washington_____________

Name: Maurice E. Washington

Title: Vice President

The Increasing Lenders:

BANK OF AMERICA, N.A.

By:/s/ Nicholas Cheng____________________

Name: Nicholas Cheng

Title: Director

CITIBANK, N.A.

By:/s/ Carolyn Kee_______________________

Name: Carolyn Kee

Title: Vice President

CITIZENS BANK, N.A.

By:/s/ Matthew Possanza_________________

Name: Matthew Possanza

Title: Officer

SUNTRUST BANK

By:/s/ Jason Crowley_____________________

Name: Jason Crowley

Title: Vice President

THE BANK OF NOVA SCOTIA

By:/s/ Michael Grad______________________

Name: Michael Grad

Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:/s/ Maria Iarriccio_____________________

Name: Maria Iarriccio

Title: Director

SUMITOMO MITSUI BANKING CORPORATION

By:/s/ Akira Fujiwara_____________________

Name: Akira Fujiwara

Title: Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By: /s/ Brian Crowley_____________________

Name: Brian Crowley

Title: Managing Director

By:/s/ Cara Younger______________________

Name: Cara Younger

Title: Director

THE BANK OF NEW YORK MELLON

By:/s/ Thomas J. Tarasovich, Jr.____________

Name: Thomas J. Tarasovich, Jr.

Title: Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:/s/ Robert Grillo______________________

Name: Robert Grillo

Title: Director

THE HUNTINGTON NATIONAL BANK

By:/s/ Jared Shaner______________________

Name: Jared Shaner

Title: Vice President

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$ 143,000,000	14.300%
Citibank, N.A.	$ 143,000,000	14.300%
Citizens Bank, N.A.	$ 143,000,000	14.300%
SunTrust Bank	$ 143,000,000	14.300%
The Bank of Nova Scotia	$ 92,750,000	9.275%
The Bank of Tokyo-Mitsubishi UFJ, LTD	$ 92,750,000	9.275%
Sumitomo Mitsui Banking Corporation	$ 48,500,000	4.850%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$ 48,500,000	4.850%
The Bank of New York Mellon	$ 48,500,000	4.850%
Australia and New Zealand Banking Group Limited	$ 48,500,000	4.850%
The Huntington National Bank	$ 48,500,000	4.850%
Total	$1,000,000,000	100.00%